UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2008

LEAR CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of	Identification
incorporation)	Number)

21557 Telegraph Road, Southfield, Michigan (Address of principal executive offices)	48033 (Zip Code)

(248) 447-1500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On January 17, 2008, certain officers of Lear Corporation will make a presentation at the 2008 Auto Analysts of New York Detroit Auto Show Conference. The visual slides from the presentation are attached hereto as Exhibit 99.1 and incorporated by reference herein.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
99.1	Visual slides from the presentation to be made by certain officers of Lear Corporation at the 2008 Auto Analysts of New York Detroit Auto Show Conference on January 17, 2008, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation

Date: January 17, 2008	By: /s/ Matthew J. Simoncini
Name:	Matthew J. Simoncini
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Visual slides from the presentation to be made by certain officers of Lear Corporation at the 2008 Auto Analysts of New York Detroit Auto Show Conference on January 17, 2008, furnished herewith.

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